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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2005

                          Henry Bros. Electronics, Inc.
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                           005-62411                         22-3690168
    (State or other Jurisdiction         (Commission File Number)               (I.R.S. Employer
         of Incorporation)                                                     Identification No.)

 280 Midland Avenue, Saddle Brook, New Jersey                       07663
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (201) 794-6500

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          (Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))







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Item 2.02. Results of Operation and Financial Conditions

         On November 3, 2005, Henry Bros. Electronics, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the Company's financial results for the quarter ended September 30, 2005.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         99.1 Press Release announcing the Company's financial results for the quarter ended September 30, 2005.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Henry Bros. Electronics, Inc.
                                               (Registrant)

Date:  November 14, 2005                       By:  /s/ Philip A. Timpanaro
                                                    -----------------------
                                                    Philip A. Timpanaro
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

         99.1 Press Release dated August 4, 2005